Exhibit 10.2
FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of March 21, 2025 is by and among WERNER ENTERPRISES, INC., a Nebraska corporation (the “Borrower”), the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacities as the Administrative Agent, the Swingline Lender and an Issuing Lender.

W I T N E S S E T H

WHEREAS, the Borrower, the Lenders from time to time party thereto and Wells Fargo Bank, National Association, a national banking association, in its capacities as the Administrative Agent, the Swingline Lender and an Issuing Lender, are party to that certain Credit Agreement, dated as of December 20, 2022 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Required Lenders approve certain amendments to the Credit Agreement; and

WHEREAS, the Required Lenders party hereto have approved the Borrower’s requested amendments on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.    Amendments.

(a)    Section 8.8(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(b)    Create or otherwise cause or suffer to exist or become effective any consensual encumbrance or consensual restriction on the ability of the Borrower or any Subsidiary thereof to (i) pay dividends or make any other distributions to the Borrower or any Subsidiary on its Equity Interests or with respect to any other interest or participation in, or measured by, its profits, (ii) pay any Indebtedness or other obligation owed to the Borrower or (iii) make loans or advances to the Borrower, except in each case for such encumbrances or restrictions existing under or by reason of (A) this Agreement and the other Loan Documents, (B) Applicable Law, and (C) customary restrictions imposed on any special purpose Subsidiary formed to consummate a securitization transaction otherwise permitted hereunder pursuant to the definitive documentation evidencing such securitization transaction.

3.    Conditions Precedent. This Amendment shall become effective upon the satisfaction (or waiver) of the following conditions:

(a)    Execution of Counterparts of Amendment. Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Administrative Agent and the Required Lenders.

(b)    Fees and Expenses. The payment by the Borrower to the Administrative Agent of all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC, counsel to the Administrative Agent.

4.    Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents shall be deemed to include this Amendment.

5.    Reaffirmation of Obligations. The Borrower hereby ratifies the Credit Agreement, as amended hereby, and each other Loan Document to which it is a party and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement, as amended hereby, and each other Loan Document to which it is a party applicable to it and (b) that it is responsible for the observance and full performance of its respective obligations under the Loan Documents.

6.    Representations and Warranties of the Borrower. The Borrower hereby represents and warrants to the Administrative Agent and each Lender, as of the date hereof:

(a)the Borrower has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment;

(b)this Amendment been duly executed and delivered by the duly authorized officers of the Borrower, and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies; and

(c)upon the effectiveness of this Amendment, (i) the representations and warranties contained in the Loan Documents are be true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty are true and correct in all respects, on and as of the date hereof with the same effect as if made on and as of the date hereof (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty was true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty was true and correct in all respects as of such earlier date), and (ii) no Default or Event of Default has occurred and is continuing.

7.    No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.
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8.    Expenses. The Borrower agrees to pay all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of the Administrative Agent’s legal counsel.

9.    Counterparts; Delivery; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. Subject to Section 11.16(b) of the Credit Agreement (as amended by this Amendment), this Amendment may be in the form of an Electronic Record (as defined in the Credit Agreement (as amended by this Amendment)), and may be executed using Electronic Signatures (as defined in the Credit Agreement (as amended by this Amendment)), including facsimile and .pdf, and shall be considered an original and shall have the same legal effect, validity and enforceability as a paper record.

10.    Governing Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

WERNER ENTERPRISES, INC.,
a Nebraska corporation, as Borrower
By: /s/ Christopher D. Wikoff
Name: Christopher D. Wikoff
Title: EVP, Chief Financial Officer & Treasurer
By: /s/ Nathan J. Meisgeier
Name: Nathan J. Meisgeier
Title: President & Chief Legal Officer

AGENTS AND LENDERS:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Swingline Lender, Issuing Lender and Lender
By: /s/ Paul J. Johnson
Name: Paul J. Johnson
Title: Executive Director
WERNER ENTERPRISES, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

BMO BANK N.A. (fka BMO Harris Bank NA), as Issuing Lender and Lender
By: /s/ Kenneth J. Kramer
Name: Kenneth J. Kramer
Title: Managing Director
WERNER ENTERPRISES, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as Lender
By: /s/ David Perlman
Name: David Perlman
Title: Authorized Signatory
WERNER ENTERPRISES, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

THE HUNTINGTON NATIONAL BANK, as Lender
By: /s/ Matthew Stanisa
Name: Matthew Stanisa
Title: Vice President
WERNER ENTERPRISES, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as Lender
By: /s/ Anthony J. Meehan
Name: Anthony J. Meehan
Title: Senior Vice President
WERNER ENTERPRISES, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST NATIONAL BANK OF OMAHA, as Lender
By: /s/ Aaron Martens
Name: Aaron Martens
Title: Transportation Banking - Sr. Director

WERNER ENTERPRISES, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT